People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Gulf South Bank Conference
New Orleans, Louisiana
May 5, 2010

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Investment Thesis

Trustmark is uniquely positioned to capitalize on market opportunities

- ✓ **Strong market share in legacy markets with growth potential in Houston and Memphis**
- ✓ **Robust capital position provides strategic flexibility**
- ✓ **Diversified and stable business mix**
- ✓ **Proven ability to generate superior profitability through the cycle**
- ✓ **Stable credit quality as a result of diligent credit risk management**

Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis

Trustmark is an integrated provider of banking and financial solutions

As of March 31, 2010

• Total Assets	$9.3 billion
• Total Loans HFI	$6.2 billion
• Total Deposits	$7.1 billion
• Market Cap	$1.6 billion
• Banking Centers	150



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida

Strong Market Share

Robust Capital Position Provides Strategic Flexibility

- ✓ Successful follow-on common stock offering in December 2009 generated $109.3 million in tangible common equity
- ✓ Fully repurchased $215.0 million of Preferred Stock from U.S. Treasury and redeemed Warrant for $10.0 million
- ✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers

	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10
Tangible Common Equity / Tangible Assets	7.20%	7.34%	7.76%	8.67%	9.11%
Tier 1 Risk-Based Capital Ratio	13.34%	13.50%	14.11%	12.61%	13.15%
Total Risk-Based Capital Ratio	15.28%	15.45%	16.09%	14.58%	15.15%



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,200
$206
$995
$681
$1,202
$206
$996
$683
$1,221
$206
$1,015
$703
$1,110
$799
$1,129
$818
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
Common Equity
Preferred Equity
Tangible Common Equity

Robust Capital Position

Robust Capital Position Relative to Peers

Trustmark Banking and Financial Solutions

- ✓ 4Q09 common equity offering and TARP redemption optimized Trustmark's capital position
- ✓ Given its earnings stability, Trustmark has increased its dividend over time and maintained it through the credit crisis
- ✓ Trustmark is one of the 27 largest banks (1) in the U.S. that maintained its dividend since September 2007

Tangible Common Equity / Tangible Assets (2)



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.2
9.1
9.1
8.7
8.4
7.7
7.5
6.9
5.1
2.9
IBKC
TRMK
HBHC
CFR
WTNY
FHN
BXS
UCBI
SNV
TSFG

Trustmark's Annual Dividend - Last 20 Years



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1990
1993
1996
1999
2003
2006
2009

Dividend Yield (2)



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.2
3.8
3.1
2.3
2.3
1.2
0.3
0.0
0.0
0.0
BXS
TRMK
CFR
HBHC
IBKC
SNV
WTNY
FHN
UCBI
TSFG

(1) Top 100 U.S. Banks ranked by total assets as of December 31, 2010, as reported data
(2) As of March 31, 2010
Source: SNL Financial

Robust Capital Position

Diversified and Stable Business Mix

For The Year Ended December 31, 2009

($ in millions)

Total Revenue $522


Auto/Credit Card $18
4%
Mortgage $57
11%
Insurance $29
6%
Wealth Management $27
5%
Treasury & Other $93
18%
Memphis, TN 3%
Houston, TX 6%
FL Panhandle 2%
MS-Other 18%
Jackson 27%
Commercial – Retail Banking $297

Total Noninterest Income $168


Service Charges $54
32%
General Banking $30
18%
Other $4
2%
14%
Wealth Managem ent $23
17%
Insurance $29
17%
Mortgage $29

Fee Income to Total Revenue 32.2%

Diversified Revenue Base

Core Earnings Strength …

Trustmark
Banking and Financial Solutions

Financial Results
($ in millions)

Profitability	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10
Pre-tax, Pre-provision Income	$57.1	$50.3	$53.8	$52.9	$49.4
Net Income	$26.5	$16.6	$25.5	$24.5	$23.5
Net Income Available to Common Shareholders	$23.4	$13.4	$22.4	$13.9(1)	$23.5
Key Ratios					
Net Interest Margin - FTE	4.18%	4.20%	4.28%	4.33%	4.42%
Efficiency Ratio(2)	55.55%	59.99%	58.50%	57.68%	59.16%
Pre-tax, Pre-provision Return on Average Assets	2.34%	2.10%	2.28%	2.28%	2.12%
Return on Average Assets	1.10%	0.69%	1.07%	1.05%	1.02%
Return on Average Tangible Common Equity	14.46%	8.20%	13.06%	7.80%(1)	11.98%


Pre-tax, Pre-Provision Return on Average Assets
3.00%
1.50%
0.00%
2.34%
2.10%
2.28%
2.28%
2.12%
1Q09
2Q09
3Q09
4Q09
1Q10

(1) TRMK 4Q09 net income available to common shareholders includes $8.2mm accelerated accretion of preferred discount due to redemption of $215mm of TARP preferred stock
(2) Efficiency ratio calculated as noninterest expense divided by the sum of net interest income-FTE and noninterest income

... Driven by Best in Class Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

- ✓ First class deposit franchise has enabled Trustmark to secure superior pricing, driving margin
- ✓ Management's focus on expense initiatives has translated into a top tier operating platform

1Q-10 Net Interest Margin—FTE



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.42
4.19
4.15
3.88
3.75
3.49
3.39
3.19
3.16
2.75
TRMK
CFR
WTNY
BXS
HBHC
UCBI
SNV
FHN
IBKC
TSFG

1Q-10 Efficiency Ratio(1)



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
59.2
60.7
65.8
68.2
68.3
75.2
79.2
79.3
80.8
87.9
TRMK
CFR
HBHC
BXS
IBKC
UCBI
SNV
FHN
WTNY
TSFG

Source: SNL Financial and Company reports

(1) Efficiency ratio calculated as noninterest expense divided by the sum of net interest income-FTE and noninterest income

Balanced Loan Portfolio

March 31, 2010

($ in millions)

Commercial Loans $4,121



Construction & Land Development $804
20%
C & I $1,042
25%
CRE Income Producing $714
17%
Owner Occupied RE $752
18%
State & Political Subs $315
8%
Other $495
12%

Consumer Loans $2,050



Other $55
3%
Branch Direct $748
36%
Indirect $332
16%
Credit Card $40
2%
Home Mortgage $875
43%

Total Loans Held for Investment $6,171

Prudent Credit Risk Management

- Allocation of $101.6 million allowance for loan losses represented 2.10% of commercial loans and 0.80% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.65%

March 31, 2010	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$503	$4,506	$560	$778	$6,348
Nonaccrual Loans	$79.7	$41.8	$12.7	$31.4	$165.5
Other Real Estate	$40.1	$23.1	$9.8	$18.2	$91.2
Nonperforming Assets	$119.8	$64.9	$22.4	$49.6	$256.7
Nonperforming Assets/Total Loans + ORE	22.04%	1.49%	3.94%	6.22%	3.99%
Provision for Loan Losses	$5.5	$3.7	$1.3	$4.5	$15.1
Net Charge-offs	$9.0	$6.8	$0.4	$0.9	$17.1

Nonperforming Assets / Total Loans + ORE



24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
22.04%
1.49%
3.94%
6.22%
3.99%
Florida
Mississippi (1)
Tennessee (2)
Texas
Total

YTD Net Charge-Offs / Average Loans



8.00%
7.20%
6.40%
5.60%
4.80%
4.00%
3.20%
2.40%
1.60%
0.80%
0.00%
7.02%
0.60%
0.31%
0.47%
1.08%
Florida
Mississippi (1)
Tennessee (2)
Texas
Total

As of March 31, 2010

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Stable Credit Quality

Dependable Core Funding Base

March 31, 2010
($ in millions)



Total Deposits $7,147
Time $2,326
33%
Noninterest Checking $1,511
21%
Interest Checking $1,994
28%
Savings $310
4%
Money Market $1,005
14%



1Q10 Loans HFI / Deposits
150%
125%
100%
75%
50%
25%
0%
FHN 116
WTNY 90
SNV 90
BXS 88
TRMK 86
IBKC 84
TSFG 82
UCBI 77
HBHC 72
CFR 60

Source: SNL Financial, Company reports

Priorities in 2010

Trustmark
Banking and Financial Solutions

- ✓ Continue to manage through challenging business cycle
- ✓ Resolve problem assets
- ✓ Maintain fortress balance sheet and appropriate capital ratios
- ✓ Prudent investments to support revenue growth
- ✓ Seek strategic opportunities to enhance long-term shareholder value

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Strategic Accomplishments

Trustmark Banking and Financial Solutions

Sound Capital Management	✓ Successful follow-on common stock offering generated $109.3 million in tangible common equity, net of expenses ✓ Fully repurchased preferred shares issued to U.S. Treasury for $215 million and redeemed Warrant for $10.0 million ✓ Tangible common equity to tangible assets expanded to 9.11% ✓ Total risk-based capital of 15.15% significantly exceeded "well-capitalized" standards
Managed Crisis In Financial Services Industry	✓ Reduced credit exposure to construction and land development lending and indirect auto financing ✓ Increased investment securities portfolio ✓ Maintained stable deposit base ✓ Net interest margin - FTE expanded to 4.42% in first quarter 2010
Completed Retail Banking Center Program Initiated In 2006	✓ Opened 19 banking centers: Houston (6), Memphis (4), Jackson (4), MS Gulf Coast (2), Hattiesburg (2), and Panama City (1) ✓ Closed 11 offices with limited growth opportunities
Technology Investments	✓ Completed image technology deployment: check processing, remote capture ✓ Implemented ARGO customer sales and service platform across banking network ✓ Converted insurance agencies to state-of-the-art agency management platform

Jackson Metro


MADISON
MISSISSIPPI
HINDS
RANKIN
Canton
Flora
Ross Barnett Reservoir
Madison
Ridgeland
Clinton
Bolton
Raymond
Pearl
Brandon
Pelahatchie
Richland
Florence
Banking center


Trustmark Bank
Trustmark Bank

- Trustmark has $2.1 billion in loans and $3.4 billion in deposits+
- Maintain market dominance through cross-selling and retention

County	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,314	-0.62%	41.85%	21
Rankin	143,561	10.89%	33.34%	11
Madison	95,143	12.23%	23.72%	8
TOTAL	**489,018**	**5.26%**	**36.49%**	**40**

+ As of 3/31/2010
++ As of 6/30/2009
Source: SNL Financial and ESRI

Houston MSA



GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
Kingwood
WALLER
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
HARRIS
San Jacinto
Highlands
San Felipe
Brookshire
Katy
AUSTIN
Spring Valley
Piney Point Village
Houston
Channelview
Jacinto City
Baytown
Galena Park
Pasadena
Bellaire
Deer Park
La Porte
Simonton
Wallis
Sugar Land
South Houston
Richmond
Stafford
Missouri City
Taylor Lake Village
WHARTON
FORT BEND
Rosenberg
Pearland
East Bernard
Webster
BRAZORIA
Friendswood
Smithers Lake
Manvel
GALVESTON
Banking center



Trustmark Bank

- **Trustmark has $778 million in loans and $475 million in deposits+**
- **Building stronger Commercial, Retail, and Wealth Management platforms**

Market	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,904,050	11.45%	0.48%	16

+ As of 3/31/2010
++ As of 6/30/2009
Source: SNL Financial and ESRI

Memphis MSA




Rosemark
Millington
Arlington
Lakeland
TENNESSEE
Loosahatchie
Somerville
Marion
Bartlett
Eads
Memphis
Fisherville
Williston
FAYETTE
Lake McKellar
Rossville Junction
SHELBY
Memphis
MARSHALL
Byhalia
Hernando
Coldwater
MISSISSIPPI
Banking center

- Trustmark has $425 million in loans and $642 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,321,291	4.39%	2.90%	22

\+ As of 3/31/2010
++ As of 6/30/2009
Source: SNL Financial and ESRI

Florida Panhandle




HOLMES
FLORIDA
OKALOOSA
WALTON
WASHINGTON
BAY
Wausau
Vernon
Redbay
Niceville
Valparaiso
Freeport
Choctawhatchee Bay
Fort Walton Beach
Destin
Miramar Beach
Santa Rosa Beach
Laguna Beach
West Bay
Southport
Lynn Haven
Hiland Park
Panama City Beach
Panama City
Cedar Grove
Springfield
Callaway
Parker

- **Trustmark has $503 million in loans and $208 million in deposits+**
- **Cross-sell to Fisher-Brown's commercial insurance customers**
- **Focus on commercial lending and expansion of wealth management**

County	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	171,160	5.89%	4.63%	4
Okaloosa	198,924	7.63%	1.37%	1
Walton	58,299	16.71%	5.95%	3
Total	**428,383**	**8.17%**	**3.18%**	**8**

+ As of 3/31/2010
++ As of 6/30/2009
Source: SNL Financial and ESRI

Owner Occupied CRE

March 31, 2010

($ in millions)

Owner Occupied CRE	Total Commercial Real Estate Loans $	% of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi % of Loan Type	Tennessee (2) $	Tennessee % of Loan Type	Texas $	Texas % of Loan Type
Churches	$ 120.5	16.0%	$ 2.3	1.9%	$ 53.2	44.1%	$ 60.5	50.2%	$ 4.5	3.7%
Office	119.8	15.9%	21.7	18.2%	61.9	51.7%	18.0	15.0%	18.1	15.1%
Health Care	83.4	11.1%	11.3	13.5%	58.2	69.8%	5.1	6.1%	8.8	10.6%
Industrial Warehouses	86.1	11.4%	1.4	1.6%	57.2	66.5%	0.4	0.5%	27.0	31.4%
Convenience Stores	64.6	8.6%	1.3	2.0%	42.6	65.9%	4.2	6.5%	16.5	25.6%
Retail	36.9	4.9%	6.0	16.3%	19.2	51.9%	1.5	4.0%	10.3	27.8%
Restaurants	32.8	4.4%	0.9	2.7%	24.4	74.3%	6.2	18.8%	1.4	4.3%
Auto Dealerships	21.4	2.8%	0.6	3.0%	15.8	74.0%	1.6	7.7%	3.3	15.4%
Miscellaneous	186.8	24.8%	8.3	4.4%	96.1	51.5%	39.9	21.4%	42.4	22.7%
Total Owner Occupied CRE	**$ 752.2**	**100.0%**	**$ 53.8**	**7.2%**	**$ 428.7**	**57.0%**	**$ 137.4**	**18.3%**	**$ 132.4**	**17.6%**

By Type



Miscellaneous $187
25%
Churches $121
16%
Office $120
16%
Health care $83
11%
Convenience stores $65
9%
Industrial warehouses $86
11%
Retail $37
5%
Auto dealerships $21
3%
Restaurants $33
4%

By Region



Florida $54
7%
Texas $132
18%
Tennessee(2) $137
18%
Mississippi(1) $429
57%

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Income Producing CRE

March 31, 2010

($ in millions)

Income Producing CRE	Total Commercial Real Estate Loans $	% of Total Loans	Florida $	% of Loan Type	Mississippi (1) $	% of Loan Type	Tennessee (2) $	% of Loan Type	Texas $	% of Loan Type
Office	$ 157.7	22.1%	$ 55.0	34.9%	$ 81.2	51.5%	$ 11.4	7.2%	$ 10.1	6.4%
Retail	175.4	24.6%	36.5	20.8%	84.1	48.0%	28.9	16.5%	25.9	14.7%
Nursing Homes / Assisted Living	131.7	18.4%	-	0.0%	121.5	92.3%	4.8	3.7%	5.4	4.1%
Hotel / Motel	67.4	9.4%	12.8	19.0%	30.7	45.5%	11.0	16.4%	12.9	19.1%
Industrial	23.0	3.2%	7.9	34.6%	4.9	21.4%	1.2	5.2%	8.9	38.8%
Health Care	10.6	1.5%	-	0.0%	10.5	99.4%	0.1	0.6%	-	0.0%
Convenience Stores	7.5	1.1%	0.3	4.0%	4.7	62.9%	1.3	17.4%	1.2	15.8%
Other	140.7	19.7%	13.3	9.5%	62.2	44.2%	17.1	12.1%	48.2	34.2%
Total Income Producing CRE	**$ 714.1**	**100.0%**	**$ 125.8**	17.6%	**$ 399.9**	56.0%	**$ 75.9**	10.6%	**$ 112.5**	15.7%

By Type



Office $158
22%
Hotel/Motel $67
9%
Industrial $23
3%
Health Care $11
2%
1%
Convenience Stores $8
Retail $175
25%
18%
20%
Nursing Homes/ Assisted Living $132
Other $141

By Region



Texas $113
16%
Florida $126
18%
Tennessee(2) $76
11%
56%
Mississippi(1) $400

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Construction, Land Development and Other Land Loans

March 31, 2010

($ in millions)

	Total Construction, Land Development and Other Land Loans		Florida		Mississippi (1)		Tennessee (2)		Texas	
	$	% of Total Loans	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Lots	$ 92	11.4%	$ 57	62.6%	$ 24	25.7%	$ 3	3.6%	$ 7	8.1%
Development	187	23.3%	27	14.6%	65	34.4%	11	5.8%	85	45.1%
Unimproved land	267	33.3%	71	26.7%	106	39.8%	31	11.6%	59	21.9%
1-4 family construction	122	15.1%	10	8.4%	76	62.9%	5	4.1%	30	24.5%
Other construction	136	16.9%	17	12.8%	29	21.1%	7	5.1%	83	61.0%
Construction, Land Development and Other Land Loans	$ 804	100.0%	$ 184	22.8%	$ 300	37.3%	$ 57	7.1%	$ 263	32.7%

By Type



Other construction $136
17%
Lots $92
11%
23%
Development $187
1-4 Family construction $122
15%
33%
Unimproved land $267

By Region



Texas $263
33%
Florida $184
23%
7%
37%
Tennessee (2) $57
Mississippi (1) $300

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Florida Loans

March 31, 2010

($ in millions)

Loan Type	$	% of Loans
Construction, Land Development and Other Land L	$ 184	36.5%
Secured by 1-4 family residential	81	16.1%
Secured by nonfarm, nonresidential	180	35.7%
Other real estate secured	5	1.0%
Commercial and industrial loans	22	4.4%
Consumer loans	2	0.4%
Other loans	29	5.9%
Total Loans	$ 503	100.0%

Construction, Land Development and Other Land Loans	$	% of Loans
Lots	$ 57	31.3%
Development	27	14.9%
Unimproved land	71	38.8%
1-4 family construction	10	5.6%
Other construction	17	9.4%
Construction, Land Development and Other Land Loans	$ 184	100.0%

Total Loans by Type
$503 million



Other Real Estate Secured $5
Commercial & industrial $22
Nonfarm, nonresidential $180
1%
4%
36%
6%
Consumer & Other $31
16%
37%
Construction & land development $184
1-4 Family $81

Construction, Land Development and Other Land Loans
$184 million



Other construction $17
1-4 Family $10
6%
9%
31%
Lots $57
39%
15%
Unimproved land $71
Development $27

Florida Credit Quality

March 31, 2010

($ in thousands)

				Classified (3)					
Florida Credit Quality	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve %of Non-Impaired Loans
Construction, land development and other land loans									
Lots	$ 57,436	$ 23,282	$ 1,323	$ 8,630	$ 9,878	$ 3,451	$ 53,985	6,631	12.28%
Development	27,381	17,026	-	3,682	1,088	12,256	15,125	1,943	12.85%
Unimproved land	71,271	46,649	19,915	12,469	1,513	12,752	58,519	7,913	13.52%
1-4 family construction	10,247	8,314	1,487	3,013	442	3,372	6,875	1,029	14.97%
Other construction	17,335	10,336	-	1,136	6,184	3,016	14,319	2,131	14.88%
Construction, land development and other land	183,670	105,607	22,725	28,930	19,105	34,847	148,823	19,647	13.20%
Commercial, commercial real estate and consumer	319,786	64,047	19,189	19,123	14,133	11,602	308,184	5,529	1.79%
Total Florida loans	$ 503,456	$ 169,654	$ 41,914	$ 48,053	$ 33,238	$ 46,449	$457,007	$ 25,176	5.51%

(1) Criticized loans equal all special mention and classified loans.
(2) Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3) Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4) All nonaccrual loans over $1 million are individually assessed for impairment. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset's net realizable value is charged off.

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

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